                                                                   Exhibit 99.17

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC4

              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 5, 2004


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

PC TapeCrack

                                                        fico
                                                        ----
                                                                    GROSS  MASTER &  SCHED
                                    % OF    GROSS  GROSS    GROSS   LIFE-  SUB SERV   REM
           COUNT      BALANCE      BALANCE  RATE   MARGIN  LIFECAP  FLOOR  FEES      TERM
---------  -----  ---------------  -------  -----  ------  -------  -----  --------  -----
500 - 500      3          513,854     0.07  7.211   6.256   13.211  7.211     1.200    357
501 - 510     14        1,943,599     0.26  8.524   7.700   14.622  8.303     1.200    357
511 - 520     23        3,726,661     0.49  7.772   7.018   13.693  7.565     1.200    350
521 - 530     51        6,684,676     0.88  7.969   7.102   14.025  7.708     1.200    352
531 - 540     87       12,056,948     1.59  7.454   6.942   13.424  7.356     1.200    357
541 - 550    121       19,654,082     2.59  7.512   6.976   13.616  7.370     1.200    353
551 - 560    138       21,639,839     2.86  7.391   6.879   13.538  7.355     1.200    355
561 - 570    197       27,800,408     3.67  7.715   7.170   13.794  7.559     1.200    351
571 - 580    168       25,188,588     3.33  7.575   7.154   13.766  7.534     1.200    353
581 - 590    187       30,589,317     4.04  7.585   7.101   13.825  7.481     1.200    356
591 - 600    193       29,982,796     3.96  7.413   6.804   13.612  7.257     1.200    353
601 - 610    387       55,496,303     7.33  7.145   6.506   13.245  6.928     1.200    349
611 - 620    412       56,739,240     7.49  7.131   6.462   13.145  6.889     1.200    346
621 - 630    416       58,123,141     7.67  7.050   6.258   13.026  6.728     1.200    345
631 - 640    425       61,595,728     8.13  7.054   6.351   13.135  6.753     1.200    345
641 - 650    461       66,013,468     8.71  7.009   6.238   13.020  6.634     1.200    345
651 - 660    384       54,706,237     7.22  6.941   6.186   13.103  6.621     1.200    345
661 - 670    316       41,173,387     5.44  7.053   6.372   13.141  6.751     1.200    343
671 - 680    290       37,747,324     4.98  6.931   6.206   12.950  6.603     1.200    342
681 - 690    203       30,392,440     4.01  6.852   6.026   12.883  6.506     1.200    343
691 - 700    158       25,179,238     3.32  6.862   6.027   13.022  6.531     1.200    344
701 - 710    110       17,398,123     2.30  6.612   5.719   12.757  6.250     1.200    346
711 - 720    106       15,661,954     2.07  6.815   6.075   12.869  6.488     1.200    346
721 - 730     94       12,786,148     1.69  6.871   6.166   12.959  6.585     1.200    342
731 - 740     67       10,996,870     1.45  6.785   5.962   12.941  6.538     1.200    344
741 - 750     49        6,643,015     0.88  6.786   5.790   13.113  6.383     1.200    342
751 - 760     50        7,919,977     1.05  6.493   5.656   12.796  6.247     1.200    347
761 - 770     31        4,373,898     0.58  6.557   5.742   12.640  6.202     1.200    346
771 - 780     35        6,278,641     0.83  6.700   6.231   13.245  6.696     1.200    351
781 - 790     24        4,927,739     0.65  6.185   5.623   12.331  5.946     1.200    352
791 - 800     12        1,611,789     0.21  6.134   5.320   12.292  5.818     1.200    351
801 - 810      6          971,099     0.13  6.518   5.723   12.671  6.112     1.200    343
811 - 815      2          457,511     0.06  6.239   5.467   13.044  6.239     1.200    357
---------  -----  ---------------  -------  -----  ------  -------  -----  --------  -----
           5,226  $756,974,040.14   100.00  7.110   6.446   13.224  6.878     1.200    347




                                           MONTH
            REM   ORIG  INITIAL  PERIODIC  TO NEXT  PROVIDED  KNOWN
           AMORT  TERM    CAP       CAP      ADJ      LTV     FICOS  AVG BALANCE  LTV>80W/MI
---------  -----  ----  -------  --------  -------  --------  -----  -----------  ----------
500 - 500    357   360   3.000     1.000     23       68.85     500      171,285     0.00
501 - 510    357   360   2.857     1.000     21       71.67     507      138,829     0.00
511 - 520    350   353   3.000     1.000     25       64.10     516      162,029     2.23
521 - 530    352   356   2.987     1.105     22       72.07     526      131,072     5.59
531 - 540    357   360   3.000     1.022     21       73.25     535      138,586     4.47
541 - 550    353   356   3.000     1.081     22       77.86     545      162,430    12.86
551 - 560    355   358   3.025     1.063     23       78.03     556      156,810    13.05
561 - 570    351   354   2.976     1.058     23       79.69     565      141,119    20.27
571 - 580    353   357   2.957     1.069     22       79.52     576      149,932    27.29
581 - 590    356   359   2.983     1.128     22       83.17     585      163,579    28.41
591 - 600    356   356   2.976     1.121     23       82.71     596      155,351    29.87
601 - 610    354   353   2.958     1.083     22       84.35     605      143,401    30.27
611 - 620    353   350   2.995     1.090     23       84.23     615      137,717    30.71
621 - 630    354   349   3.002     1.084     24       83.23     626      139,719    32.49
631 - 640    355   349   2.986     1.093     23       83.14     636      144,931    30.73
641 - 650    354   348   2.921     1.098     22       83.09     645      143,196    29.34
651 - 660    355   349   2.937     1.139     23       81.99     655      142,464    22.06
661 - 670    353   347   2.979     1.073     23       83.22     666      130,296    28.29
671 - 680    352   346   2.941     1.077     23       82.97     676      130,163    29.96
681 - 690    354   346   2.992     1.072     24       83.63     685      149,716    34.19
691 - 700    354   348   2.914     1.105     23       82.87     695      159,362    33.19
701 - 710    355   350   2.944     1.118     23       82.75     705      158,165    21.21
711 - 720    355   349   3.005     1.091     23       82.79     715      147,754    32.52
721 - 730    353   345   2.847     1.048     23       84.31     726      136,023    28.81
731 - 740    355   347   2.878     1.122     23       82.63     736      164,132    23.32
741 - 750    356   345   2.833     1.094     23       81.48     746      135,572    13.48
751 - 760    356   351   3.074     1.072     25       80.03     756      158,400    18.56
761 - 770    357   350   3.000     1.038     24       79.79     765      141,093    15.86
771 - 780    357   354   3.109     1.077     25       79.58     775      179,390    25.05
781 - 790    356   356   2.896     1.155     23       80.09     785      205,322    41.24
791 - 800    356   355   2.808     1.067     25       75.74     795      134,316     3.63
801 - 810    357   346   3.000     1.279     21       87.42     803      161,850    51.25
811 - 815    357   360   3.000     1.000     21       80.00     814      228,755     0.00
---------  -----  ----  -------  --------  -------  --------  -----  -----------  --------
             354   351   2.968     1.090     23       82.16     637  $144,955.64    26.92